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          Reserve Private Equity Series - Reserve Large Cap Growth Fund

                      Supplement dated February 24, 2000 to
      the Reserve Private Equity Series Prospectus dated September 30, 1999
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Reserve Management Co., Inc., is pleased to announce that, effective March 1,
2000, Harbor Capital Management Company, Inc., a registered investment adviser, will replace Siphron Capital Management as the Sub-Adviser of the Reserve Large Cap Growth Fund.

Harbor Capital Management Co., Inc., 125 High Street, Boston, MA 02110, a subsidiary of Fortis Investment Management, was founded in 1979 and manages over $9 billion for pension funds, endowments, foundations, unions, public funds and high net worth individuals. Frederick G.P. Thorne, who has served as the Chairman of the Board, Chief Investment Officer and Managing Director since 1993, will be the Fund's primary portfolio manager and will be responsible for the day-to-day investment decisions of the Fund. An advisory group will assist Mr. Thorne. Harbor Capital Management has previously served as an adviser to a registered investment company.